UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2025

GALECTO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39655	37-1957007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 State Street, Suite 100

Boston, MA 02109

(Address of principal executive offices, including zip code)

(+45) 70 70 52 10

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	GLTO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On November 10, 2025, Galecto, Inc., a Delaware corporation (the “Company” or “Galecto”), acquired Damora Therapeutics, Inc., a Delaware corporation (“Damora”), in accordance with the terms of the Agreement and Plan of Merger, dated November 10, 2025 (the “Merger Agreement”), by and among the Company, Daylight Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“First Merger Sub”), Daylight Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Second Merger Sub”), and Damora. Pursuant to the Merger Agreement, First Merger Sub merged with and into Damora, pursuant to which Damora was the surviving corporation and became a wholly owned subsidiary of the Company (the “First Merger”). Immediately following the First Merger, Damora merged with and into Second Merger Sub, pursuant to which Second Merger Sub was the surviving entity (together with the First Merger, the “Merger”). The Merger is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

Under the terms of the Merger Agreement, following the closing of the Merger (the “Closing”), the Company will issue to the stockholders of Damora (i) 265,309 shares of the common stock of the Company, par value $0.00001 per share (the “Common Stock”), (ii) 16,366 shares of Series B Non-Voting Convertible Preferred Stock, par value $0.00001 per share (the “Series B Preferred Stock”) (as described below), and (iii) 4,241 shares of Series C Non-Voting Convertible Preferred Stock, par value $0.00001 per share (the “Series C Preferred Stock”) (as described below), in the case (ii) and (iii), each share of which is convertible into 1,000 shares of Common Stock, subject to certain conditions described below.

Reference is made to the discussion of the Series B Preferred Stock and Series C Preferred Stock in Item 5.03 of this Current Report on Form 8-K, which is incorporated into this Item 1.01 by reference.

Pursuant to the Merger Agreement and the Purchase Agreement (as defined below), the Company has agreed to hold a stockholders’ meeting to submit the following matters to its stockholders for their consideration: (i) the approval of (A) the conversion of the Series B Preferred Stock and the Series C Preferred Stock into shares of Common Stock in accordance with certain of the rules of the Nasdaq Stock Market LLC (the “Conversion Proposal”) and (B) the redomicile of the Company (the “Redomicile Proposal”), and (ii), if deemed necessary or appropriate by the Company or as otherwise required by law, the approval of an amendment to the certificate of incorporation of the Company to authorize sufficient shares of Common Stock for the conversion of the Series B Preferred Stock and Series C Preferred Stock issued pursuant to the Merger Agreement and the Purchase Agreement (as described below) and/or to effectuate a reverse stock split of all outstanding shares of Common Stock at a reverse stock split ratio to be reasonably determined by the Company for the purpose of maintaining compliance with Nasdaq listing standards (the “Charter Amendment Proposal,” and together with the Conversion Proposal and the Redomicile Proposal, the “Meeting Proposals”). In connection with these matters, the Company intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant materials.

The Board of Directors of the Company (the “Board”) approved the Merger Agreement and the related transactions, and the consummation of the Merger did not require the approval of the Company stockholders.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or Damora. The Merger Agreement contains representations, warranties and covenants that the Company and Damora made to each other as of specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the Merger Agreement between the Company and Damora and may be subject to important qualifications and limitations agreed to by the Company and Damora in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or securityholders, or may have been used for the purpose of allocating risk between the Company and Damora rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

Support Agreements

In connection with the execution of the Merger Agreement, the Company and Damora entered into stockholder support agreements (the “Support Agreements”) with certain of the Company’s officers and directors (together with affiliated entities). The Support Agreements provide that, among other things, each of the parties thereto has agreed to vote or cause to be voted all of the shares of Common Stock owned by such stockholder in favor of the Meeting Proposals at the Company stockholders’ meeting to be held in connection therewith.

The foregoing description of the Support Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the Support Agreement, which is provided as Exhibit E to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Lock-up Agreements

Concurrently and in connection with the execution of the Merger Agreement, certain Damora stockholders as of immediately prior to the Merger, and certain of the directors and officers of the Company as of immediately prior to the Merger entered into lock-up agreements with the Company and Damora, pursuant to which each such stockholder will be subject to a 180-day lockup on the sale or transfer of shares of Common Stock held by each such stockholder at the Closing, including those shares received by Damora stockholders in the Merger (the “Lock-up Agreements”).

The foregoing description of the Lock-up Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the Lock-up Agreement, which is provided as Exhibit B to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Private Placement and Securities Purchase Agreement

On November 10, 2025, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the purchasers named therein (the “Investors”).

Pursuant to the Purchase Agreement, the Company agreed to sell an aggregate of 39,641 shares of Series C Preferred Stock (the “PIPE Securities”) for an aggregate purchase price of approximately $285 million (collectively, the “Financing”). Each share of Series C Preferred Stock is convertible into 1,000 shares of Common Stock, as described below. The powers, preferences, rights, qualifications, limitations and restrictions applicable to the Series C Preferred Stock are set forth in the Certificate of Designation of Series C Preferred Stock (as defined below).

The closing of the Financing is expected to occur on November 12, 2025 (the “Financing Closing Date”).

The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Registration Rights Agreement

In connection with the closing of the Financing, the Company will enter into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors. Pursuant to the Registration Rights Agreement, the Company is required to prepare and file a resale registration statement with the SEC within 45 calendar days following the Financing Closing Date. The Company shall use its commercially reasonable efforts to cause this registration statement to be declared effective by the SEC within five business days of the date the Company is notified by the SEC that the registration statement will not be reviewed (or within 60 calendar days if the SEC reviews the registration statement).

The Company has also agreed to, among other things, indemnify the Investors, their officers, directors, members, employees, partners, managers, stockholders, affiliates, investment advisors and agents under the registration statement from certain liabilities and pay all fees and expenses (excluding any legal fees of the selling holder(s), and any underwriting discounts and selling commissions) incident to the Company’s obligations under the Registration Rights Agreement.

The Financing is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), promulgated thereunder, as a transaction by an issuer not involving a public offering, and Rule 506 of Regulation D. The Investors have acquired the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends have been affixed to the securities issued in this transaction.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Registration Rights Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 2.01 – Completion of Acquisition or Disposition of Assets.

On November 10, 2025, the Company completed its business combination with Damora. The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.02 – Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The PIPE Securities were offered and sold in transactions exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. Each of the Investors represented that it was an “accredited investor,” as defined in Regulation D, and is acquiring the PIPE Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The PIPE Securities have not been registered under the Securities Act and such PIPE Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor any of the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or any other securities of the Company.

Pursuant to the Merger Agreement, the Company issued shares of Common Stock and Series B Preferred Stock. The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. Such issuances were exempt from registration pursuant to Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors

In accordance with the Merger Agreement, on November 10, 2025, immediately prior to the effective time of the merger (“Effective Time”), Anne Prener, M.D., David Shapiro, M.D. and Amy Wechsler M.D. resigned from the Board and any respective committee of the Board to which they were members. The resignations were not the result of any disagreements with the Company relating to the Company’s operations, policies or practices.

Appointment of Directors

In accordance with the Merger Agreement, on November 10, 2025, effective immediately after the Effective Time, Peter Harwin, Chris Cain, Ph.D., and Julianne Bruno were appointed to the Board as directors.

Peter Harwin (Age 39). Mr. Harwin is a Managing Member at Fairmount Funds Management LLC (“Fairmount”), a healthcare investment firm he co-founded in April 2016. Prior to Fairmount, he was a member of the investment team at Boxer Capital, LLC, an investment fund that was part of the Tavistock Group, based in San Diego, California. Mr. Harwin also serves as chairman of the board of directors of Cogent Biosciences, Inc. (Nasdaq: COGT) and Crescent Biopharma, Inc. (Nasdaq: CBIO) and is a member of the board of directors of Apogee Therapeutics, Inc. (Nasdaq: APGE), Spyre Therapeutics, Inc. (Nasdaq: SYRE) and Oruka Therapeutics, Inc. (Nasdaq: ORKA). He received a B.B.A. from Emory University.

Chris Cain, Ph.D. (Age 41). Dr. Cain is the Director of Research at Fairmount. Prior to joining Fairmount in April 2020, Dr. Cain served in various positions at the healthcare funds at Samsara BioCapital, Apple Tree Partners, and RA Capital Management, where he invested in both public and emerging private biotechnology companies. Dr. Cain has also served as a writer and editor at BioCentury Publications. He also serves as a director of Viridian Therapeutics, Inc. (Nasdaq: VRDN), Cogent Biosciences, Inc. (Nasdaq: COGT) and Jade Biosciences, Inc. (Nasdaq: JBIO). Dr. Cain received a B.A. from the University of California, Santa Barbara and a Ph.D. in Biochemistry and Molecular Biology from the University of California, San Francisco.

Julianne Bruno (Age 40). Ms. Bruno is a Growth Partner at Fairmount, a position she has held since May 2025. Prior to joining Fairmount, she was a pivotal member of the CRISPR Therapeutics AG (Nasdaq: CRSP) (“CRISPR”) leadership team. During her six-year tenure with CRISPR, she served as the Program Leader across multiple hematology and oncology programs before taking on the role of Chief Operating Officer in May 2024 until April 2025. In these roles, she oversaw the development of Casgevy™ and helped mature the operating model of the company. Ms. Bruno has also worked as a leader in the life sciences practice at McKinsey & Co. She received her A.B. from Princeton University and an MBA from the Wharton School, University of Pennsylvania.

There are no arrangements or understandings between Mr. Harwin, Dr. Cain and Ms. Bruno and any other person pursuant to which he or she was appointed as a director of the Company. None of Mr. Harwin, Dr. Cain or Ms. Bruno is a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Harwin, Dr. Cain and Ms. Bruno will be compensated as directors in accordance with the Company’s non-employee director compensation program described in the Company’s Definitive Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Stockholders.

Board Committees

Audit Committee

In connection with the Closing, Ms. Bruno was appointed to the audit committee of the Board.

Compensation Committee

In connection with the Closing, Dr. Cain (Chair) and Ms. Bruno were appointed to the compensation committee of the Board.

Nominating and Corporate Governance Committee

In connection with the Closing, Mr. Harwin was appointed to the nominating and corporate governance committee of the Board.

Indemnification Agreements

In connection with Mr. Harwin’s, Dr. Cain’s and Ms. Bruno’s appointments as directors, each of Mr. Harwin, Dr. Cain and Ms. Bruno will enter into the Company’s standard form of indemnification agreement, a copy of which was filed as Exhibit 10.4 to the Company’s Registration Statement on Form S-1/A (File No. 333-249369) filed with the Securities and Exchange Commission on October 22, 2020.

Executive Officers

In connection with the Closing, the Board approved certain compensation-related matters effective as of the, for Hans Schambye, M.D., Ph.D., President and Chief Executive Officer of the Company, Lori Firmani, interim Chief Financial Officer of the Company, and Garrett Winslow, General Counsel of the Company, as described below.

The Board appointed Ms. Firmani as Chief Financial Officer of the Company and approved an increase in Ms. Firmani’s base salary from $300,000 to $375,000. Effective as of the Closing, Ms. Firmani is also entitled to receive other customary benefits provided to the Company’s other executive officers pursuant to the Company’s Executive Separation Benefits Plan (the “Separation Benefits Plan”), which is filed as Exhibit 10.4 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

In addition, the Board approved retention agreements for Dr. Schambye, Ms. Firmani and Mr. Winslow. Pursuant to the terms of these retention agreements, each executive shall be entitled to a cash bonus equal to 100% of his or her target bonus upon the earlier of (i) April 30, 2026 or (ii) the date that the Company terminates the executive without Cause (as defined in the Separation Benefits Plan). The target bonus for Dr. Schambye, Ms. Firmani and Mr. Winslow is equal to DKK 2,173,800, $112,500 and $161,160, respectively.

The foregoing summaries of the retention agreements for Dr. Schambye, Ms. Firmani and Mr. Winslow do not purport to be complete, and are subject to, and qualified in their entirety by, the forms of such documents, copies of which shall be filed with the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2025.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 7, 2025, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designation of Preferences, Rights and Limitations of the Series B Preferred Stock (the “Certificate of Designation of Series B Preferred Stock”) and a Certificate of Designation of Preferences, Rights and Limitations of the Series C Preferred Stock (the “Certificate of Designation of Series C Preferred Stock,” and together with the Certificate of Designation of Series B Preferred Stock, the “Certificates of Designation”) in connection with the Merger and the Financing referenced in Item 1.01 above. The Certificates of Designation provide for the issuance of shares of the Company’s Series B Preferred Stock and Series C Preferred Stock, as applicable.

Holders of Series B Preferred Stock and Series C Preferred Stock are entitled to receive dividends on shares of Series B Preferred Stock and Series C Preferred Stock, as applicable, equal to, on an as-if-converted-to-Common-Stock basis, and in the same form as dividends actually paid on shares of the Common Stock. Except as otherwise required by law, the Series B Preferred Stock and Series C Preferred Stock do not have voting rights. However, as long as any shares of Series B Preferred Stock or Series C Preferred Stock, as applicable, are outstanding, the Company will not, without the affirmative vote of the holders of a majority of the then outstanding shares of Series B Preferred Stock or Series C Preferred Stock, as applicable, (a) alter or change adversely the powers, preferences or rights given to the Series B Preferred Stock or Series C Preferred Stock, as applicable, (b) alter or amend the applicable Certificate of Designation, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Series B Preferred Stock or Series C Preferred Stock, as applicable, (d) issue further shares of Series B Preferred Stock or Series C Preferred Stock, as applicable, or increase or decrease (other than by conversion) the number of authorized shares of Series B Preferred Stock or Series C Preferred Stock, as applicable, or (e) enter into any agreement with respect to any of the foregoing or, for the Series B Preferred Stock, with respect to the following. Furthermore, as long as at least 30% of the originally issued Series B Preferred Stock remains issued and outstanding, the Company will not, without the affirmative vote of the holders of a majority of the then outstanding shares of Series B Preferred Stock, (i) consummate a Fundamental Transaction (as defined in the Certificate of Designation of Series B Preferred Stock) or any merger or consolidation of the Company or other business combination in which the stockholders of the Company immediately before such transaction do not hold at least a majority of the capital stock of the Company immediately after such transaction, (ii) increase the size of the Board, (iii) without the unanimous approval of the Board, adopt, amend or repeal any written delegation of authority, policy, corporate authority matrix or similar document, framework or schedule, (iv) retain or replace the Company’s independent registered accounting firm, independent compensation consultant or corporate counsel, or (v) enter into any agreement with respect to any of the foregoing. The Series B Preferred Stock and Series C Preferred Stock do not have a preference upon any liquidation, dissolution or winding-up of the Company.

Following stockholder approval of the Conversion Proposal, each share of Series B Preferred Stock will be convertible, at the option of the holder, into 1,000 shares of Common Stock and each share of Series C Preferred Stock will automatically convert into 1,000 shares of Common Stock, each subject to certain limitations, including that a holder of Series B Preferred Stock or Series C Preferred Stock is prohibited from converting shares of Series B Preferred Stock or Series C Preferred Stock, as applicable, into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (to be established by the holder between 0% and 19.99%) of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion.

The foregoing descriptions of the Series B Preferred Stock and Series C Preferred Stock do not purport to be complete and are qualified in their entirety by reference to the Certificates of Designation, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01 – Regulation FD Disclosure.

On November 10, 2025, the Company issued a press release related to the Merger and the Financing, and made available Damora’s investor presentation to be used in general corporate communications and investor communications. A copy of the press release and presentation is furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including the information in the press release attached as Exhibit 99.1 and the presentation attached as Exhibit 99.2 to this Current Report on Form 8-K, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K, shall not be deemed to be incorporated by reference in the filings of the Company under the Securities Act.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: stockholder approval of the conversion rights of the Series B Preferred Stock and Series C Preferred Stock, the filing of a resale registration statement pursuant to the Registration Rights Agreement and the timing thereof; and the closing of the Financing, if at all. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans and strategies, its clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. The Company may not actually achieve the forecasts disclosed in our forward-looking statements, and you should not place undue reliance on forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the SEC, as supplemented by its Quarterly Reports on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither the Company, nor its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1(1)	Agreement and Plan of Merger, dated November 10, 2025, by and among Galecto, Inc., Daylight Merger Sub I, Inc., Daylight Merger Sub II, LLC and Damora Therapeutics, Inc.

3.1	Certificate of Designation of Series B Non-Voting Convertible Preferred Stock

3.2	Certificate of Designation of Series C Non-Voting Convertible Preferred Stock

10.1(1)	Form of Securities Purchase Agreement, dated as of November 10, 2025, by and among Galecto, Inc. and each investor listed on Exhibit A thereto

10.2	Form of Registration Rights Agreement, by and among Galecto, Inc. and certain investors signatory thereto

99.1	Press Release issued on November 10, 2025

99.2	Investor Presentation of Damora Therapeutics, Inc., dated November 10, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1)

Certain schedules and attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide, on a supplemental basis, a copy of any omitted schedules and attachments to the Securities and Exchange Commission or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galecto, Inc.

Date: November 10, 2025	By:	/s/ Hans T. Schambye
Hans T. Schambye, M.D., Ph.D.
President and Chief Executive Officer